UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2014

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Notes and the Indenture

On February 14, 2014, AMAG Pharmaceuticals, Inc. (the “Company”) completed its previously announced public offering (the “Offering”) of $200 million aggregate principal amount of the Company’s 2.50% Convertible Senior Notes due 2019 (the “Notes”), which includes $25 million principal amount of Notes issued pursuant to the full exercise of the over-allotment granted to the underwriters in the offering.  The net proceeds from the sale of the Notes were approximately $193.3 million after deducting the underwriters’ discounts and commissions and the estimated offering expenses payable by the Company.  The Company used $14.1 million of the net proceeds from the sale of the Notes to pay the cost of the Bond Hedges described below (after such cost was partially offset by the proceeds to the Company from the sale of Warrants in the warrant transactions described below), and the Company intends to use the remainder of the net proceeds from the sale of the Notes for working capital and other general corporate purposes, including to fund possible acquisitions of, or investments in, complementary businesses, products, services and technologies.  The Company has not entered into any agreements or commitments with respect to any acquisitions or investments at this time.

The Notes are governed by the terms of a base indenture for senior debt securities (the “Base Indenture”) as supplemented by the first supplemental indenture thereto (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), each dated as of February 14, 2014 and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).  The Notes are the senior unsecured obligations of the Company and bear interest at a rate of 2.50% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2014. The Notes will mature on February 15, 2019, unless earlier repurchased or converted. The Notes will be convertible into cash, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or a combination thereof, at the Company’s election, at an initial conversion rate of 36.9079 shares of Common Stock per $1,000 principal amount of the Notes, which corresponds to an initial conversion price of approximately $27.09 per share of Common Stock and represents a conversion premium of approximately 35% based on the last reported sale price of the Common Stock of $20.07 on February 11, 2014, the date the Notes Offering was priced.

The conversion rate is subject to adjustment from time to time upon the occurrence of certain events, including, but not limited to, the issuance of stock dividends and payment of cash dividends. At any time prior to the close of business on the business day immediately preceding May 15, 2018, holders may convert their Notes at their option only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2014 (and only during such calendar quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after May 15, 2018 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes, in multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances. If a make-whole fundamental change, as described in the Indenture, occurs and a holder elects to convert its Notes in connection with such make-whole fundamental change, such holder may be entitled to an increase in the conversion rate as described in the Indenture.

The Company may not redeem the Notes prior to the maturity date and no “sinking fund” is provided for the Notes, which means that the Company is not required to periodically redeem or retire the Notes. Upon the occurrence of certain fundamental changes involving the Company, holders of the Notes may require the Company to repurchase for cash all or part of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest.

The Indenture does not contain any financial or maintenance covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by the Company or any of its subsidiaries. The Indenture contains customary terms and covenants and events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by written notice to the Company and the Trustee, may declare 100% of the principal of and accrued and unpaid interest, if any, on all of the Notes to be due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, will be due and payable immediately. Upon the occurrence of certain events of bankruptcy, insolvency or reorganization involving the Company, 100% of the principal of and accrued and unpaid interest, if any, on all of the Notes will become due and payable automatically. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects and for up to 270 days, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consists exclusively of the right to receive additional interest on the Notes.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, Supplemental Indenture and form of Note filed hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, which are incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

In connection with the pricing of the Notes, on February 11, 2014, the Company entered into convertible note hedge transactions relating to a notional number of shares of the Company’s Common Stock underlying $175.0 million aggregate principal amount of the Notes (the “Initial Bond Hedges”) with JPMorgan Chase Bank, National Association, London Branch, Morgan Stanley & Co. International plc and Royal Bank of Canada (collectively, the “Call Spread Counterparties”). On February 11, 2014, the Company also entered into separate warrant transactions (the “Base Warrants”) with each of the Call Spread Counterparties relating, in the aggregate, to a notional number of shares of the Company’s Common Stock underlying the $175.0 million aggregate principal amount of the Notes.  On February 13, 2014, the Company entered into additional convertible note hedge transactions (the “Additional Bond Hedges” and together with the Initial Bond Hedges, the “Bond Hedges”) with the Call Spread Counterparties relating to the notional number of shares of the Company’s Common Stock underlying $25.0 million aggregate principal amount of Notes to be issued by the Company in connection with the underwriters’ exercise of their overallotment option in full.  On February 13, 2014, the Company also entered into separate additional warrant transactions (the “Additional Warrants” and together with the Base Warrants, the “Warrants” and  the Warrants together with the Bond Hedges, the “Call Spread Transactions”) with each of the Call Spread Counterparties relating, in the aggregate, to a notional number of shares of the Company’s Common Stock underlying the $25.0 million aggregate principal amount of additional Notes.

The Bond Hedges are expected generally to reduce the potential dilution to the Company’s Common Stock and/or offset cash payments due upon conversion of the Notes in the event that the market price per share of the Company’s Common Stock, as measured under the terms of the Bond Hedges, is greater than the strike price of the Bond Hedges (which corresponds to the initial conversion price of the Notes and is subject to certain adjustments substantially similar to those contained in the Notes).  The Warrants would separately have a dilutive effect to the extent that the market value per share of the Company’s Common Stock, as measured under the terms of the Warrants, exceeds the applicable strike price of the Warrants. The initial strike price of the Warrants is $34.1190 per share, which is 70% above the last reported sale price of the Company’s Common Stock of $20.07 on February 11, 2014.  The Warrants were issued to the Call Spread Counterparties pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Aside from the initial payment of a premium to the Call Spread Counterparties under the Bond Hedges, which amount is partially offset by the receipt of a premium under the Warrants, the Company is not required to make any cash payments to the Call Spread Counterparties under the Bond Hedges and will not receive any proceeds if the Warrants are exercised.

The foregoing description of the Bond Hedges and Warrants is qualified in its entirety by reference to the call option transaction confirmations relating to the Bond Hedges and the warrant confirmations relating to the Warrants with each of the Call Spread Counterparties, which are filed hereto as Exhibits 10.1 through 10.12 and which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information required by Item 3.02 is contained in Item 1.01 and is incorporated into this Item 3.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders

In connection with the pricing of Notes in the Offering, on February 11, 2014, the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of September 4, 2009, between the Company and the Rights Agent (the “Rights Agreement”).  The Amendment, among other things, provides that, notwithstanding anything in the Rights Agreement to the contrary, each Call Spread Counterparty shall be deemed not to beneficially own any Common Shares underlying, or synthetically owned pursuant to, any Warrant held by such Call Spread Counterparty, any Common Shares held by such Call Spread Counterparty (or any affiliate thereof) to hedge its exposure with respect to the Call Spread Transactions, any Common Shares underlying, or synthetically owned pursuant to, any Derivative Securities (as such term is defined in the Rights Agreement), including the Notes, held, or entered into, by such Call Spread Counterparty (or any affiliate thereof) to hedge its exposure with respect to the Call Spread Transactions or any Notes held by such Call Spread Counterparty (or any affiliate thereof) in its capacity as underwriter of the Offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Base Indenture, dated as of February 14, 2014, by and between AMAG Pharmaceuticals, Inc. and Wilmington Trust, National Association

4.2	First Supplemental Indenture, dated as of February 14, 2014, by and between AMAG Pharmaceuticals, Inc. and Wilmington Trust, National Association
4.3	Form of 2.50% Convertible Senior Note due 2019 (included in Exhibit 4.2)
4.4	Amendment to Rights Agreement, dated as of February 11, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC
10.1	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.2	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.3	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.4	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.5	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.6	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.7	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.8	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.9	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.10	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.11	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.12	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden
William K. Heiden
President and Chief Executive Officer

Date: February 14, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1	Base Indenture, dated as of February 14, 2014, by and between AMAG Pharmaceuticals, Inc. and Wilmington Trust, National Association
4.2	First Supplemental Indenture, dated as of February 14, 2014, by and between AMAG Pharmaceuticals, Inc. and Wilmington Trust, National Association
4.3	Form of 2.50% Convertible Senior Note due 2019 (included in Exhibit 4.2)
4.4	Amendment to Rights Agreement, dated as of February 11, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC
10.1	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.2	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.3	Base Call Option Transaction Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.4	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.5	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.6	Base Warrants Confirmation, dated as of February 11, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.7	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.8	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.9	Additional Call Option Transaction Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc
10.10	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.11	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Royal Bank of Canada
10.12	Additional Warrants Confirmation, dated as of February 13, 2014, between AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. International plc